EXHIBIT 10.2

INTERNATIONAL PAINTBALL ASSOCIATION, INC.
501 Trophy Drive, Suite 314,
PMB 106,
Trophy Club, TX 76262

As of April 29, 2009

J.H. Brech, LLC
2600 E Southlake Blvd
Suite 120-366
Southlake, TX 76092

Re:	International Paintball Association, Inc. (the “Company”)
Amendment to Commercial Convertible Promissory Note

Ladies and Gentlemen:

Reference is hereby made to that certain Commercial Convertible Promissory Note (the “Note”) in the principal amount of $200,534.25 dated as of April 10, 2009 by and between the Company and J.H. Brech, LLC (“Brech”).

By the signature of its duly authorized representative below, Brech hereby agrees to amend the Note to extend the due date of the Note from April 10, 2010 to April 10, 2011.

All other terms and conditions as set forth in the Note shall remain the same.

This Amendment may not be amended or waived except by an instrument in writing signed by the Company and Brech.  This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.  This Amendment sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

International Paintball Association, Inc.

By: _______________________
Brenda Webb, Chief Executive Officer

The foregoing terms are agreed to as of
the day and date above.

J.H. Brech, LLC

By: _____________________________
Its: _____________________________
________________________________